Exhibit 10.2

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SUBLEASE

THIS SUBLEASE, dated as of the 30 day of September, 2009, between PFIZER INC., a Delaware corporation, (herein called "Sublessor") and NEKTAR THERAPEUTICS, a Delaware corporation (herein called, "Subtenant").

WITNESSETH

1.           DEMISE AND TERM.  Sublessor hereby leases to Subtenant, and Subtenant hereby hires from Sublessor: those certain premises (herein called the "Subleased Premises") consisting of approximately 102,283 rentable square feet located on the first through fifth floors of the building known as 455 Mission Bay Boulevard South, San Francisco, California, building 2 (herein called the "Building") The Subleased Premises constitute the entirety of the Premises leased to Sublessor pursuant to the terms of the Main Lease.  The term of this Sublease shall be the period commencing on the date after the consent of Overlandlord (as hereinafter defined) to a fully-executed Sublease (such consent, the “Overlandlord’s Consent”) that is the earliest of (i) substantial completion of Subtenant’s Work (as defined below) in the Subleased Premises, (ii) Subtenant’s occupancy of the Subleased Premises, (iii) ten (10) months after the date of Overlandlord’s Consent and (iv) August 1, 2010 (herein called the "Commencement Date"), and ending at 11:59 P.M., one hundred and fourteen (114) months thereafter but no later than January 30, 2020 (the “Expiration Date”), unless sooner terminated as herein provided (the "Term"); provided, however, notwithstanding anything herein to the contrary, the Term shall expire no later than the day before the expiration of the 10th year of the Term (as defined in the Lease) of the Lease which the parties hereto acknowledge will occur on January 30, 2020; provided, further that if Subtenant has entered into a direct lease with Overlandlord for the lease of the Subleased Premises commencing February 1, 2020, then Subtenant may remain in possession of the Subleased Premises under this Sublease for one additional day and pay Fixed Rent and Supplemental Rent for such additional day; the parties agreeing that such right to extend shall in no event constitute an assignment of the Lease.  The payment of Fixed Rent (as hereinafter defined) and Supplemental Rent (as hereinafter defined) shall commence on the Commencement Date.  Subtenant shall have no interest in the Subleased Premises upon the expiration of this Sublease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.           SUBORDINATE TO MAIN LEASE.  This Sublease is and shall be subject and subordinate to the lease dated [***] (herein the "Lease"), between ARE-San Francisco No. 19, LLC, a Delaware limited liability company ("Overlandlord"), as landlord, and Sublessor, as tenant, as such Lease is amended by [***] ([***] collectively, hereinafter the "Main Lease"), and to the matters to which the Main Lease is or shall be subject and subordinate.  A copy of the Main Lease has been delivered to and examined by Subtenant and is attached hereto as Exhibit A.  Sublessor represents and warrants that the Main Lease is in full force and effect, and there have been no amendments, modifications or additions to the Main Lease, other than those included in the definition of the Main Lease set forth above.  The Main Lease constitutes the entire agreement between Overlandlord and Sublessor with respect to the Subleased Premises.  As of the date hereof and to Sublessor’s actual knowledge without investigation or inquiry (i) there exists no breach of or default under the Main Lease, and (ii) there are no events which with the passage of time or giving of notice or both would create a default or breach under the Main Lease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.           INCORPORATION BY REFERENCE.  The terms, covenants and conditions of the Main Lease are incorporated herein by reference so that, except to the extent that they are inapplicable or modified by the provisions of this Sublease for the purpose of incorporation by reference, each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the Overlandlord thereunder shall, in respect of this Sublease, bind or inure to the benefit of Sublessor, and each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the tenant thereunder shall, in respect of this Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sublease, and as if the words "Landlord" and "Tenant," or words of similar import, wherever the same appear in the Main Lease, were construed to mean, respectively, "Sublessor" and "Subtenant" in this Sublease, and as if the words "Premises," or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Subleased Premises" in this Sublease, and as if the word "Lease," or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sublease."  Subtenant shall pay within ten (10) business days after written demand for any special services or requirements of Subtenant, including, without limitation, overtime air conditioning, extra cleaning, extra elevator use, and extra water use.  The time limits contained in the Main Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by one-half the number of days, or by seven (7) days whichever is less, so that in each instance Subtenant shall have seven (7) days less or one-half the amount of time to observe or perform hereunder than Sublessor has as the tenant under the Main Lease.  [***] shall be deemed deleted for the purpose of incorporation by reference in this Sublease.  On Page 1 of the Lease, the following terms: [***] shall be deemed deleted for the purpose of incorporating by reference in this Sublease.  Any non-liability, indemnity or hold harmless provision in the Main Lease for the benefit of the landlord under the Main Lease, that is incorporated herein by reference, shall be deemed to inure to the benefit of Sublessor, the landlord under the Main Lease, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease.  Any right of the landlord under the Main Lease of access or inspection and any right of the landlord under the Main Lease to do work in the premises demised under the Main Lease or in the Building(s) and any right of the landlord under the Main Lease in respect of rules and regulations shall be deemed to inure to the benefit of Sublessor, the landlord under the Main Lease, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease.  With respect to the access rights as set forth in Section 32 of the Main Lease, the number [***] shall remain [***] for access by Overlandlord (except in the event of an emergency) and shall be [***] for access by Sublessor (except in the event of an emergency); provided, however, that Sublessor acknowledges the confidential nature of Subtenant’s business and shall comply with reasonable security requirements of Subtenant (except in the event of an emergency) and shall use reasonable commercial efforts to keep any knowledge gained through inspection by Sublessor or access by Sublessor confidential and Sublessor shall not use such confidential information for any other purpose than managing the Subleased Premises and discharging its obligations under the Main Lease, provided that Sublessor may disclose any such information to comply with law, the Main Lease or this Sublease.  In furtherance of the immediately preceding sentence, Sublessor’s research scientists shall not enter the Subleased Premises.  If any of the express provisions of this Sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in every instance in favor of the express provisions of this Sublease.  Any term capitalized herein, that is not defined herein, shall have the meaning ascribed in the Lease.  Sublessor shall at Subtenant’s reasonable request take reasonable steps to enforce Sublessor’s rights under the Main Lease in connection with Overlandlord’s providing utilities and services; provided, however, that Sublessor shall never be required to bring an action against Overlandlord and there will be no expense to Sublessor.  Sublessor agrees that any notice to Sublessor regarding the failure of Overlandlord to provide utilities and services may be sent to Overlandlord concurrently with delivery to Sublessor.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.           PERFORMANCE BY SUBLESSOR.  Any obligation of Sublessor which is contained in this Sublease by the incorporation by reference of the provisions of the Main Lease may be observed or performed by Sublessor using commercially reasonable efforts to cause the Overlandlord under the Main Lease to observe and/or perform the same, and Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance; provided, however, Sublessor shall have no obligation to bring a claim or litigate against Overlandlord under the Main Lease in connection with any such enforcement.  Sublessor shall not be required to furnish, supply or install anything under any section of the Main Lease.  Subtenant shall not in any event have any rights in respect of the Subleased Premises greater than Sublessor's rights under the Main Lease, and, notwithstanding any provision to the contrary, as to obligations that pertain to the Subleased Premises and are contained in this Sublease by the incorporation by reference of the provisions of the Main Lease, Sublessor shall not be required to make any payment or perform any obligation, and Sublessor shall have no liability to Subtenant for any matter whatsoever, except for Sublessor's obligation to pay the rent and additional rent due under the Main Lease and to perform any obligations of Sublessor to be performed by it in accordance with this Sublease, as limited by the terms of this Sublease.  Sublessor shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building(s) by the Overlandlord under the Main Lease or otherwise, including, without limitation, heat, air conditioning, water, electricity, elevator service and cleaning service, if any.  No failure to furnish, or interruption of, any such services or facilities shall give rise to any (a) abatement, diminution or reduction of Subtenant's obligations under this Sublease, (b) constructive eviction, whether in whole or in part, or (c) liability on the part of Sublessor.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.           NO BREACH OF MAIN LEASE.  Subtenant shall not do or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Main Lease by the tenant thereunder, whether or not such act or thing is permitted under the provisions of this Sublease.

6.           NO PRIVITY OF ESTATE.  Unless otherwise explicitly provided herein, nothing contained in this Sublease shall be construed to create privity of estate or of contract between Subtenant and the Overlandlord under the Main Lease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.           INDEMNITY.  Subtenant shall indemnify, defend and hold harmless Sublessor and the Overlandlord under the Main Lease from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees, which Sublessor may incur or pay out by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises (unless the same shall have been caused by Sublessor's negligence), (b) any breach or default hereunder on Subtenant's part, (c) the enforcement of Sublessor's rights under this Section or any other section of this Sublease, (d) any work done in or to the Subleased Premises, or (e) any act, omission or negligence on the part of Subtenant and/or its officers, employees, agents, customers and/or invitees, or any person claiming through or under Subtenant; provided, however, Subtenant shall not have to indemnify Sublessor for Sublessor’s negligence, gross negligence or willful misconduct; provided, however, that in the event of comparative negligence, Subtenant shall indemnify Sublessor for the share of negligence that is not Sublessor’s.

8.           SUBROGATION.  Subtenant hereby releases Sublessor and the Overlandlord under the Main Lease or anyone claiming through or under the Overlandlord under the Main Lease by way of subrogation or otherwise to the extent that Sublessor released the Overlandlord under the Main Lease and/or the Overlandlord under the Main Lease was relieved of liability or responsibility pursuant to the provisions of the Main Lease, and Subtenant will cause its insurance carriers to include any clauses or endorsements in favor of Sublessor and the landlord under the Main Lease which Sublessor is required to provide pursuant to the provisions of the Main Lease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.           RENT.  Subtenant shall pay to Sublessor rent (herein called the "Fixed Rent") hereunder at the following rates: $ 0.00 per month per rentable square foot for months 01 – 48; $[***] per month per rentable square foot for months [***] and for months [***]; months [***] $ [***] per rentable square foot; months [***]: $[***]; months [***]: $[***]; months [***]: $[***]; months [***]: $[***].  Notwithstanding anything herein to the contrary, only in the event that this Sublease is executed by September 30, 2009, there shall be no Fixed Rent for the first 48 months after the Commencement Date.  Notwithstanding anything herein to the contrary, in addition to all other Fixed Rent and Supplemental Rent payable by Subtenant hereunder, in the event that this Sublease has not been executed on or before October 31, 2009, Subtenant shall pay $[***] per month per rentable square foot for month 48; in the event that this Sublease has not been executed on or before November 30, 2009, Subtenant shall pay $[***] per month per rentable square foot for months 47 and 48; and in the event that the Sublease has not been executed on or before December 31, 2009, Subtenant shall pay $[***] per month per rentable square foot for months 46, 47 and 48.  Subtenant shall pay to Sublessor Fixed Rent in equal monthly installments in advance on the first day of each month during the Term of this Sublease, except that one (1) monthly installment of Fixed Rent in the amount of $[***] (to be credited against Fixed Rent due for the 49th month of the Term of the Sublease) and the Security Deposit (as hereinafter defined) of [***] are being paid on the signing of this Sublease.  Fixed Rent shall be paid promptly in lawful money of the United States when due, without notice or demand therefor, and without deduction, abatement, counterclaim or setoff of any amount or for any reason whatsoever to [***]; or at such other address as Sublessor may from time to time designate by notice to Subtenant.  No payment by Subtenant or receipt by Sublessor of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Fixed Rent or Supplemental Rent (as hereinafter defined); nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublessor may accept any check or payment without prejudice to Sublessor's right to recover the balance due or to pursue any other remedy available to Sublessor.  Any provision in the Main Lease referring to Base Rent or Additional Rent incorporated herein by reference shall be deemed to refer to the Fixed Rent and Supplemental Rent due under this Sublease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.           SUPPLEMENTAL RENT.  Subtenant agrees to pay to Sublessor as additional rent (“Supplemental Rent”):  (i) other than Base Rent, all costs and expenses of any kind or description of Sublessor under the Main Lease (attached as Exhibit A) including, without limitation, Tenant’s Share (as hereinafter defined) of Operating Expenses (as defined in the Lease) and any and all other amounts Sublessor assumes or agrees to pay under the provisions of the Lease, and (ii) any and all other amounts Subtenant assumes or agrees to pay under the provisions of this Sublease, including, without limitation, any and all other sums that may become due by reason of any default of  Subtenant or failure to comply with the agreements, terms, covenants and conditions of this Sublease to be performed by Subtenant, after any applicable notice and cure period.  Sublessor shall consult with Subtenant about Sublessor’s election to pay Tenant’s Share of earthquake or flood insurance deductibles in full at the time of the expense or fully amortize with equal monthly payments and Subtenant may timely direct Sublessor to elect one or the other.  Sublessor shall provide Subtenant with insurance deductible amounts provided by Overlandlord.  When reasonably requested by Subtenant, Sublessor shall use its judgment reasonably exercised, to determine whether to audit the calculation of the Annual Statement as permitted under the Main Lease.  In the event that for any particular year, Sublessor audits the calculation of the Annual Statement, Subtenant shall pay all expenses incurred by Sublessor.  Subtenant shall keep the results of any audit confidential. “Tenant’s Share” shall be [***].  Subtenant shall immediately pay Sublessor Operating Expenses and Taxes (as hereinafter defined) and all other Supplemental Rent within ten (10) business days after written invoice by Sublessor.  Sublessor shall deliver to Subtenant the Annual Estimate (as defined in Section 5 of the Lease).  During each month of the Term, on the same date that Fixed Rent is due, Subtenant shall pay Sublessor an amount equal to 1/12 of Tenant’s Share (as defined in the Lease) of the Annual Estimate on the same date that Fixed Rent is due.  Subtenant shall immediately pay Sublessor all expenses incurred by Sublessor for any services provided directly to Sublessor by a third party within ten (10) business days after written invoice and at Sublessor’s election, Sublessor may cause Subtenant to contract directly with any such third party service provider and pay such service provider directly.  Sublessor shall have the right to demand payment during or after the expiration of the Term of this Sublease or the earlier termination of this Sublease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.           LATE CHARGES. If payment of any Fixed Rent or Supplemental Rent shall not have been paid by the date on which such amount was due and payable then, in addition to, and without waiving or releasing, any other remedies of Sublessor, a late charge of [***] over the prime rate as announced by Wells Fargo Bank, N.A. per calendar month or any part thereof, or the then maximum lawful interest rate, whichever shall be less, from the date on which such amount was due, on the amount overdue shall be payable on demand by Subtenant to Sublessor as damages for Subtenant's failure to make prompt payment. In default of payment of any late charges, Sublessor shall have (in addition to all other remedies) the same rights as provided in this Sublease (including the provisions incorporated by reference) for nonpayment of Fixed Rent. Nothing in this Section contained and no acceptance of late charges by Sublessor shall be deemed to extend or change the time for payment of Fixed Rent or Supplemental Rent. If any payment due by Subtenant under this Sublease shall not have been paid by the fifth (5th) day of the month in which such payment was due and payable then, in addition to, and without waiving or releasing, any other remedies of Sublessor, a late charge of [***] per calendar month or any part thereof, from the date on which such amount was due, on the amount overdue shall be payable on demand by Subtenant to Sublessor as damages for Subtenant's failure to make prompt payment. Notwithstanding the foregoing, the interest and late charge referenced above shall not be charged with respect to one occurrence (but not any subsequent occurrence) during any twelve-month period that Subtenant fails to make payment when due, until five (5) business days after due date.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

12.           USE. Subtenant shall use and occupy the Subleased Premises as a medical research and biotechnical research facility, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of the Lease including, without limitation, a cafeteria, gymnasium, locker room and pantry and the use described on Exhibit C attached hereto and for no other purpose subject to Sublessor’s consent, not to be unreasonably withheld and further subject to Overlandlord’s consent, which can be withheld in Overlandlord’s absolute discretion. Subtenant shall comply with the certificate of occupancy relating to the Subleased Premises and with all laws, statutes, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and the appropriate agencies, officers, departments, boards and commissions thereof, and the board of fire underwriters and/or the fire insurance rating organization or similar organization performing the same or similar functions, whether now or hereafter in force, applicable to the Subleased Premises.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

13.           CONDITION OF SUBLEASED PREMISES SPACE "AS IS". Subject to the penultimate sentence of this Paragraph 13, Subtenant represents that Subtenant is hiring the Subleased Premises “as is” and Sublessor shall have no liability in connection with the condition of the Subleased Premises and Subtenant releases Sublessor from any claim in connection with, relating to or resulting from conditions of the Subleased Premises. Subtenant’s Work (as hereinafter defined), designs, installations of equipment and Subtenant’s furniture and personal property are at Subtenant’s sole cost and expense. In making and executing this Sublease, Subtenant has not relied upon or been induced by any statements or representations of any person (other than those, if any, set forth expressly in this Sublease) in respect of the physical condition of the Subleased Premises or of any other matter or thing affecting the Subleased Premises or this transaction which might be pertinent in considering the leasing of the Subleased Premises or the execution of this Sublease. Subtenant has, on the contrary, relied solely on such representations, if any, as are expressly made herein and on such investigations, examinations and inspections as Subtenant has chosen to make or have made. Subtenant acknowledges that Sublessor has afforded Subtenant the opportunity for full and complete investigations, examinations and inspections. Sublessor represents that on July 20, 2009, Sublessor accepted delivery of the Building Shell from Overlandlord and Sublessor has no further right to terminate the Main Lease for failure to deliver the Premises as set forth in Section 3 of the First Amendment. Subtenant acknowledges that Sublessor has accommodated Subtenant by doing work on the Subleased Premises that would expedite Subtenant’s occupancy and, subject to the penultimate sentence of this Section 13, that Sublessor had no obligation to perform such work. Sublessor shall assign the contractor warranties for the Work, to the extent assignable by Sublessor. Upon the substantial completion (which shall be determined in Sublessor’s judgment, reasonably exercised and Overlandlord has accepted) of the work described on Exhibit B and on Schedule 1, but only as to those items designated to be performed by Sublessor or PFE (such work, the “Work”), Sublessor shall have no liability in connection with the Work and Subtenant releases Sublessor from any claim in connection with, relating to or resulting from the Work. Sublessor shall use commercially reasonable efforts to provide permitted revised drawings associated with the Work by November 15, 2009.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

14.           CONSENTS AND APPROVALS.  In any instance when Sublessor's consent or approval, not to be unreasonably withheld, delayed or conditioned, is required under this Sublease, Sublessor's refusal to consent to or approve any matter or thing shall be deemed reasonable if, inter alia, such consent or approval has not been obtained from the Overlandlord under the Main Lease.  In the event that Subtenant shall seek the approval by or consent of Sublessor and Sublessor shall fail or refuse to give such consent or approval, Subtenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Sublessor, it being intended that Subtenant's sole remedy shall be an action for injunction or specific performance and that said remedy of an action for injunction or specific performance shall be available only in those cases, where Sublessor shall have expressly agreed in writing not to unreasonably withhold or delay its consent.

15.           NOTICES.  All notices, consents, approvals, demands and requests which are required or desired to be given by either party to the other hereunder shall be in writing and shall be sent by United States registered or certified mail and deposited in a United States post office, return receipt requested and postage prepaid or by a nationally recognized overnight service.  Notices, consents, approvals, demands and requests which are served upon Sublessor or Subtenant in the manner provided herein shall be deemed to have been given or served for all purposes hereunder (i) on the second business day next following the date on which such notice, consent, approval, demand or request shall have been mailed U.S. Mail as aforesaid, or (ii) on the business day next following the date on which such notice, consent, approval, demand or request shall have been sent by nationally recognized overnight service as aforesaid.  All notices, consents, approvals, demands and requests given to Subtenant shall be addressed to Subtenant at (i) prior to the Commencement Date, 201 Industrial Road, San Carlos, CA 94070,    Attention:  General Counsel, and (ii) after the Commencement Date, the Subleased Premises, or at such other place as Subtenant may from time to time designate in a notice given in accordance with the provisions of this Section.  All notices, consents, approvals, demands and requests given to Sublessor shall be addressed to Sublessor at Pfizer Inc., Attention: Vice President of Corporate Real Estate, 235 East 42nd Street, New York NY 10017-5755; Pfizer Inc., Attention: William C. Longa, Assistant General Counsel, 25th Floor, Mail Stop 6, 235 East 42nd Street, New York, NY 10017-5755; Morgan, Lewis & Bockius LLP, Attention: John J. Broderick, Esquire, 1701 Market Street, Philadelphia, PA  19103; or at such other place as Sublessor may from time to time designate in a notice given in accordance with the provisions of this Section.  All notices to Subtenant related to construction in the Subleased Premises shall also be delivered to Subtenant’s construction representative: Carlin Jensen, 4142 Cranford Circle, San Jose, CA  95124.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

16.           TERMINATION OF MAIN LEASE.  If for any reason the term of the Main Lease shall terminate prior to the expiration date of this Sublease, this Sublease shall thereupon be terminated and Sublessor shall not be liable to Subtenant by reason thereof.  If a Default exists under the Lease, Subtenant may terminate this Sublease.  In the event that Sublessor terminates or causes the termination of the Lease, provided that Subtenant is allowed to stay in possession of the Subleased Premises under the terms of the Sublease, Sublessor shall have no liability.  In the event of a casualty or taking, if Overlandlord or Sublessor terminates the Main Lease, the Sublease shall terminate.  In the event of a casualty or taking, if Overlandlord and Sublessor do not terminate the Main Lease, this Sublease shall continue in full force and effect; provided, however, if, in the event of a casualty or taking, the Base Rent and/or Additional Rent or any portion thereof is abated for Sublessor under the Main Lease, Subtenant shall be entitled to a corresponding, proportionate abatement of Fixed Rent and/or Supplemental Rent hereunder.  If there is an abatement of Base Rent for Sublessor under the Main Lease as a result of a Service Interruption, Subtenant shall be entitled to a corresponding, proportionate abatement of Fixed Rent hereunder.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

17.           ASSIGNMENT AND SUBLETTING.  Subtenant shall not, by operation of law or otherwise, assign, sell, mortgage, pledge or in any manner transfer this Sublease or any interest therein, or sublet the Subleased Premises or any part or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Subleased Premises by any person, without the consent of Sublessor which can be withheld, delayed conditioned in its absolute discretion and the landlord under the Main Lease which can be withheld, delayed conditioned in its absolute discretion.  Neither the consent of Sublessor and the landlord under the Main Lease to an assignment, subletting, concession, or license, nor the references in this Sublease to assignees, subtenants, concessionaires or licensees, shall in any way be construed to relieve Subtenant of the requirement of obtaining the consent of Sublessor and the landlord under the Main Lease to any further assignment or subletting or to the making of any assignment, subletting, concession or license for all or any part of the Subleased Premises.  In the event Sublessor and Overlandlord consent to any assignment of this Sublease, the assignee shall execute and deliver to Sublessor an agreement in form and substance satisfactory to Sublessor and the landlord under the Main Lease in its absolute discretion whereby the assignee shall assume all of Subtenant's obligations under this Sublease.  Notwithstanding any assignment or subletting, including, without limitation, any assignment or subletting permitted or consented to, the original Subtenant named herein and any other person(s) who at any time was or were Subtenant shall remain fully liable on this Sublease, and if this Sublease shall be amended, modified, extended or renewed, the original Subtenant named herein and any other person(s) who at any time was or were Subtenant shall remain fully liable on this Sublease as so amended, modified, extended or renewed.  Any violation of any provision of this Sublease by any assignee, subtenant or other occupant shall be deemed a violation by the original Subtenant named herein, the then Subtenant and any other person(s) who at any time was or were Subtenant, it being the intention and meaning that the original Subtenant named herein, the then Subtenant and any other person(s) who at any time was or were Subtenant shall all be liable to Sublessor for any and all acts and omissions of any and all assignees, subtenants and other occupants of the Subleased Premises.  If this Sublease shall be assigned or if the Subleased Premises or any part thereof shall be sublet or occupied by any person or persons other than the original Subtenant named herein, Sublessor may collect rent from any such assignee and/or any subtenants or occupants, and apply the net amounts collected to the Fixed Rent and Supplemental Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Section, or the acceptance of the assignee, subtenant or occupant as Subtenant, or a release of any person from the further performance by such person of the obligations of Subtenant under this Sublease.  Subtenant will pay all of Sublessor’s and Overlandlord’s costs and fees, including Sublessor’s and Overlandlord’s attorney’s fees in connection with any sublease or assignment request of Subtenant or any of Subtenant’s subtenants or assignees or sublease or assignment.  In addition, notwithstanding anything to the contrary contained in this Section 17, (i) an assignment of the Sublease to an entity which acquires all or substantially all of the assets or interests (partnership, stock or other) of Tenant, or (ii) an assignment of the Sublease to an entity which is the resulting entity of a merger or consolidation of Subtenant, shall not require Sublessor’s consent (but shall require Overlandlord’s consent) provided that Subtenant notifies Sublessor of any such assignment and promptly supplies Sublessor with any documents or information reasonably requested by Sublessor regarding such assignment or such assignee, and further provided that such assignment is not a subterfuge by Subtenant to avoid its obligations under this Sublease and further provided that the resulting entity has a net worth that shall not be less than the net worth of Subtenant on the date of this Sublease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

18.           INSURANCE.  Subtenant shall maintain throughout the Term of this Sublease the insurance in respect of the Subleased Premises required under Section 17 (other than the sections deleted in Section 3 hereof) of the Lease, as amended by Section 6 of the Second Amendment, with Sublessor and the Overlandlord under the Main Lease as additional insureds.  Subtenant shall deliver to Sublessor and the Overlandlord under the Main Lease fully paid for policies or certificates issued by the carriers or their duly authorized agents (and not by a broker) prior to the Commencement Date.  Subtenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Subtenant shall deliver to Sublessor and the landlord under the Main Lease such renewal policies or certificates at least 30 days before the expiration of any existing policy.  All such policies shall meet the requirements in the Main Lease and shall be issued by companies of recognized responsibility licensed to do business in the State of California, and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Sublessor and the landlord under the Main Lease are given at least 30 days' prior written notice by certified or registered mail of such cancellation or modification.  Subtenant may not self-insure or obtain a “blanket policy”.  Subtenant shall also reimburse Sublessor for any increased premiums or additional insurance which Sublessor reasonably deems necessary as a result of Subtenant’s use of the Sublease Premises.

19.           ESTOPPEL CERTIFICATES.  Subtenant shall, within five (5) business days after each and every written request by Sublessor, execute, acknowledge and deliver to Sublessor a statement in writing executed and acknowledged by Subtenant containing all of the information set forth in Section 23 of the Lease.  Any such statement delivered pursuant to this Section may be relied upon by any prospective assignee or transferee of the leasehold estate under the Main Lease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

20.           ALTERATIONS.  Subtenant shall not make or cause, suffer or permit the making of any alteration, addition, change, replacement, installation or addition in or to the Subleased Premises without obtaining the prior consent of Sublessor which shall not be unreasonably withheld, delayed or conditioned and the consent of Overlandlord; provided, however, in the event that Overlandlord consents to any of the above, Sublessor’s consent is not required, provided further that in the event that Overlandlord withholds its consent to any of the above, Sublessor shall not be required to consent.  Subtenant shall have the same rights as Sublessor to make Notice-Only Alterations (as defined in the Lease) provided that Subtenant complies with any and all provisions of the Lease (including all of Tenant’s applicable duties, liabilities and obligations) with respect to such Notice-Only Alterations.

21.           RIGHT TO CURE SUBTENANT'S DEFAULTS.  If Subtenant shall at any time fail to make any payment or perform any other obligation of Subtenant hereunder, then Sublessor shall have the right, but not the obligation, after three (3) business days’ notice to Subtenant, or without notice to Subtenant in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublessor shall reasonably deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys' fees.  Subtenant shall pay to Sublessor within ten (10) business days after demand all sums so paid by Sublessor and all reasonable incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at the rate of [***] per calendar month or any part thereof or the then maximum lawful interest rate, whichever shall be less, from the date of the making of such expenditures.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

22.           SECURITY.  Subtenant shall deposit with Sublessor on the signing of this Sublease the sum of [***] as security for the faithful performance and observance by Subtenant of the terms, conditions and provisions of this Sublease (the "Security Deposit").  It is agreed that in the event Subtenant defaults in respect of any of the terms, provisions and conditions of this Sublease, including, but not limited to, the payment of Fixed Rent and Supplemental Rent, Sublessor may apply or retain the whole or any part of the Security Deposit so deposited and any interest accrued thereto to the extent required for the payment of any Fixed Rent and Supplemental Rent or any other sum as to which Subtenant is in default or for any sum which Sublessor may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, covenants and conditions of this Sublease, including but not limited to, any damages or deficiency in the reletting of the Subleased Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other reentry by Sublessor.  If Sublessor applies or retains any part of the Security Deposit so deposited, Subtenant, within ten (10) business days of demand, shall deposit with Sublessor the amount so applied or retained so that Sublessor shall have the full Security Deposit on hand at all times during the Term, if any.  If Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the Security Deposit shall be returned to Subtenant within thirty (30) days after the expiration of the Term.  Subtenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and/or other sums deposited and that neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

23.           BROKERAGE.  Subtenant represents and warrants to Sublessor that it has dealt directly with GVA Kidder Matthews in negotiating and making of this Sublease, and that no other broker other than GVA Kidder Matthews has a claim as a result of any relationship with Subtenant on any consideration in connection with entering into this Sublease, and Subtenant agrees to indemnify and hold Sublessor harmless from any claim or claims, as well as costs and expenses including attorneys' fees incurred by Sublessor in conjunction with any claim or claims, of any other broker or brokers claiming to have interested Subtenant in the Building(s) or Subleased Premises or claiming to have caused Subtenant to enter into this Sublease or claiming to have had dealings with the Subtenant.  Sublessor shall be responsible for paying a broker commission, if any, to GVA Kidder Matthews and Jones Lang LaSalle pursuant to a separate written agreement.  Sublessor represents and warrants to Subtenant that it has dealt directly with Jones Lang LaSalle in negotiating and making of this Sublease, and that no other broker other than Jones Lang LaSalle has a claim as a result of any relationship with Sublessor on any consideration in connection with entering into this Sublease, and Sublessor agrees to indemnify and hold Subtenant harmless from any claim or claims, as well as costs and expenses including attorneys’ fees incurred by Subtenant in conjunction with any claim or claims, of any other broker or brokers with respect to this Sublease or the Subleased Premises or claiming to have caused Sublessor to enter into this Sublease or claiming to have had dealings with the Sublessor.

24.           WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM.  Each of Sublessor and Subtenant hereby waives for itself all right to trial by jury in any summary or other action, proceeding or counterclaim arising out of or in any way connected with this Sublease, the relationship of Sublessor and Subtenant, the Subleased Premises and the use and occupancy thereof, and any claim of injury or damages.  Subtenant also hereby waives all right to assert or interpose a counterclaim in any summary proceeding or other action or proceeding to recover or obtain possession of the Subleased Premises; provided, however, nothing herein shall preclude or prevent Subtenant from bringing a separate legal or equitable action against Sublessor.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

25.           NO WAIVER.  The failure of each party hereto to insist in any one or more cases upon the strict performance or observance of any obligation of the other party hereto hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of the non-waiving party or any right or option of the waiving party.  Sublessor's receipt and acceptance of Fixed Rent or Supplemental Rent, or Sublessor's acceptance of performance of any other obligation by Subtenant, with knowledge of Subtenant's breach of any provision of this Sublease, shall not be deemed a waiver of such breach.  No waiver by either party hereto of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by the waiving party.

26.           COMPLETE AGREEMENT.  There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease.  This Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.

27.           SUCCESSORS AND ASSIGNS.  The provisions of this Sublease, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns.  In the event of any assignment or transfer of the leasehold estate under the Main Lease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sublease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

28.           INTERPRETATION.  Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State of California.  If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law.  The table of contents, captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation.  This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted.  If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated.  Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided.  All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.  The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

29.           CONSENT OF LANDLORD UNDER MAIN LEASE.  This Sublease shall have no effect until the Overlandlord’s Consent has been obtained.  Sublessor shall use commercially reasonable efforts to obtain the Overlandlord’s consent.  If Overlandlord under the Main Lease does not give its consent to this Sublease for any reason whatsoever within 45 days after the date hereof, (a) Sublessor shall not be obligated to take any action to obtain such consent, (b) this Sublease shall be deemed null and void and of no effect, and (c) if Subtenant is then in possession of all or any part of the Subleased Premises, Subtenant shall immediately quit and surrender to Sublessor the Subleased Premises, shall remove all of its property and repair all damage caused by such removal and restore the Subleased Premises to the condition in which they were prior to the installation of the items so removed.

30.           NO THIRD PARTY BENEFICIARIES.  No third parties may rely on the terms and conditions of this Sublease.

31.           LIABILITY LIMITED.  In no event shall the stockholders, partners, directors, officers, agents or employees of Sublessor or Subtenant (either individually or severally) be personally liable for any such judgment.  Furthermore, in no event shall Subtenant be entitled to an award of incidental, consequential, indirect, special or punitive damages arising out of any breach by Sublessor.

32.           PARKING.  Subtenant shall have the right (but not the obligation) to sublease parking spaces for non-reserved parking designated by Overlandlord on land adjacent to or nearby the Project, subject to Overlandlord’s rules and regulations at a ratio of [***] of the Subleased Premises by paying parking fees of [***] per month, on or before the first day of every month, in advance, provided that commencing on the first anniversary of the Commencement Date of the Main Lease and on each anniversary thereafter, such parking fees shall be increased by amount that is the product of [***] and the parking fees of the previous year.  Subtenant shall notify Sublessor of the number of parking spaces it wishes to sublease thirty (30) days before the Commencement Date and thirty (30) days before each anniversary of the Commencement Date.  Subtenant shall not be obligated to sublease more parking spaces than the number provided for in such notice.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

33.           ALLOWANCE.  To the actual knowledge of Sublessor, without representation or warranty, as of the date hereof, the amount of money that Overlandlord is currently committed to apply to Tenant Improvements in the Subleased Premises is $[***] (the “Allowance”).  Subtenant acknowledges that depending upon options exercisable by Subtenant, the Allowance may ultimately be zero.  Sublessor shall not request disbursements from the Allowance in excess of the amounts set forth on Exhibit B with respect to work to be performed by Sublessor; Sublessor to confirm by notice to Overlandlord and Subtenant when it has made its last disbursement request from the Allowance.

34.           SUBTENANT’S OBLIGATION.  Subtenant shall be solely responsible for ensuring that the Subleased Premises design and specifications are consistent with Subtenant’s requirements.

35.           EARLY ACCESS.  Subject to the next sentence of this Paragraph 35 and to all the provisions of the Lease, Subtenant shall have the same rights under this Sublease as Sublessor has under the Lease to access the Subleased Premises following the Commencement Date.  Subtenant may have access to the Subleased Premises for constructing, designing and installing Subtenant’s Work with the consent of Overlandlord;  provided, however, Sublessor shall have complete control of and access to the Subleased Premises during the time that Sublessor is doing any work in the Subleased Premises but provided further that Subtenant shall have reasonable access upon written request provided that Subtenant shall have such access at its own risk, shall not interfere with Sublessor and shall provide evidence reasonably satisfactory to Sublessor demonstrating that any insurance reasonably required by Sublessor in connection with such access (including, but not limited to, any insurance that Sublessor may require under this Sublease) be in full force and effect.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

36.           SIGNAGE.  Subtenant shall have the use of signage rights granted to Sublessor pursuant to Section 38 of the Lease; provided, however, that Subtenant complies with all of the applicable provisions of the Lease (including all of Sublessor’s applicable duties, liabilities and obligations) with respect to such rights.

37.           SURRENDER.  Subtenant shall surrender the Subleased Premises at the end of the Term in good operating conditions and repair, normal wear and tear excepted.  In the event that Overlandlord requires removal and/or restoration of any improvements, alterations or work performed by or for Subtenant and any work set forth on Exhibit B (collectively, “Subtenant’s Work”) or any improvements, alterations, modifications, installations performed by or for Sublessor, affected in any manner by Subtenant’s Work, any removal and/or restoration shall be Subtenant’s exclusive responsibility at its sole cost and expense.

To the extent that Overlandlord’s consent to any improvements, alterations, installations or modifications are conditioned on any restoration obligations, then Sublessor shall have the absolute right to withhold its consent to any such improvement, alteration, installation or modification until such time as provisions satisfactory to Sublessor in its sole discretion for such restoration obligations are made and Overlandlord agrees to relieve Sublessor of any liability whatsoever for such restoration obligations.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

38.           HOLDING OVER.  If Subtenant retains possession of the Subleased Premises after the termination of this Sublease by expiration of the Term or otherwise, (i) all of the other terms and provisions of this Sublease shall remain in full force and effect during such holdover period, (ii) Subtenant shall continue to pay Fixed Rent and Supplemental Rent in the amount payable upon the date of the expiration or earlier termination of this Sublease or such other amount as Sublessor may indicate, in Sublessor’s sole and absolute discretion, and (iii) all other payments shall continue under the terms of this Sublease.  Notwithstanding anything here to the contrary, if Subtenant remains in possession of the Subleased Premises after the expiration or earlier termination of the Term without the express written consent of Sublessor, (A) Subtenant shall become a tenant at sufferance upon the terms of this Sublease except that the monthly rental shall be equal to [***]% of the sum of Fixed Rent and Supplemental Rent in effect during the last 30 days of the Term, and (B) Subtenant shall be responsible for all damages suffered by Sublessor resulting from or occasioned by Subtenant’s holding over, including consequential damages.  No holding over by Subtenant, whether with or without consent of Sublessor, shall operate to extend this Sublease except as otherwise expressly provided, and this Section 38 shall not be construed as consent for Subtenant to retain possession of the Subleased Premises.  Acceptance by Sublessor of Fixed Rent and/or Supplemental Rent after the expiration of the Term or earlier termination of this Sublease shall not result in a renewal or reinstatement of this Sublease.

39.           SUBTENANT IMPROVEMENTS.  Subject to the penultimate sentence of Paragraph 13, Subtenant shall be responsible for all Subtenant’s Work and Sublessor shall not be responsible for any improvements not performed by or for Sublessor.  Sublessor shall have no liability in connection with Subtenant’s Work and Subtenant releases Sublessor from any claim in connection with, relating to or resulting from the Subtenant’s Work.  Sublessor recognizes that Subtenant will be working directly with Overlandlord with regard to the construction of such improvements and to the extent that Overlandlord has approved such improvements, Sublessor shall have no right to object to same.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

40.           CONSENTS.  If the consents of Sublessor or Overlandlord are not qualified herein, any such consent can be withheld, delayed or conditioned in the reasonable discretion of the consenter unless otherwise provided in the Main Lease with respect to Overlandlord.

41.           RELETTING.  Subject to compliance with applicable laws, any reletting of the Subleased Premises or any portion thereof shall be on such terms and conditions as Sublessor in its sole discretion may determine.  Sublessor shall not be liable for, nor shall Subtenant’s obligations hereunder be diminished because of, Sublessor’s failure to relet the Subleased Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Subtenant’s default.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

42.           SUBORDINATION.  This Sublease and Subtenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage (as hereinafter defined) now existing or hereafter created on or against the Project or the Subleased Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Subtenant.  Subtenant agrees, at the election of the Holder (as hereinafter defined) of any such Mortgage, to attorn to any such Holder.  Subtenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder.  Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Sublease, without Subtenant’s consent, by notice in writing to Subtenant, and thereupon this Sublease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Sublease as though this Sublease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder.  The term “Mortgage” whenever used in this Sublease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

43.           TAXES.  Included in Operating Expenses shall be all taxes, levies, fees, community facilities district fees and/or bonds, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”) imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes:  (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Sublessor under this Sublease and/or from the rental by Sublessor of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Subleased Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Subleased Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from legal requirements or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Sublessor’s business or occupation of leasing space in the Project.  Sublessor may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes.  Taxes shall not include any net income taxes imposed on Sublessor except to the extent such net income taxes are in substitution for any Taxes payable hereunder.  If any such Tax is levied or assessed directly against Subtenant, then Subtenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require.  Subtenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Subtenant in the Subleased Premises, whether levied or assessed against Sublessor or Subtenant.  If any Taxes on Subtenant’s personal property or trade fixtures are levied against Sublessor or Sublessor’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Subleased Premises, whether owned by Sublessor or Subtenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Overlandlord from time-to-time allocates Taxes to all tenants in the Project, Sublessor shall have the right, but not the obligation, to pay such Taxes.  Sublessor’s reasonable determination of any excess assessed valuation shall be binding and conclusive, absent manifest error.  The amount of any such payment by Sublessor shall constitute Supplemental Rent due from Subtenant to Sublessor immediately upon demand.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

44.         EVENTS OF DEFAULT.  Each of the following events shall be a default (“Default”) by Subtenant under this Sublease:

(a.)           Payment Defaults.  Subtenant shall fail to pay any installment of Fixed Rent, Supplemental Rent hereunder when due or any other payment hereunder within five (5) days of being due.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b.)           Insurance.  Any insurance required to be maintained by Subtenant pursuant to this Sublease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Sublessor shall receive a notice of nonrenewal of any such insurance and Subtenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c.)           Abandonment.  Subtenant shall abandon the Subleased Premises; provided, however, that Tenant’s mere vacation of the Subleased Premises shall not be deemed to be an “abandonment” of the Subleased Premises provided Subtenant satisfies all of its obligations under this Sublease.

(d.)           Improper Transfer.  Subtenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Subtenant’s interest in this Sublease or the Subleased Premises except as expressly permitted herein, or Subtenant’s interest in this Sublease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e.)           Liens.  Subtenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Subleased Premises in violation of this Sublease within 10 days after any such lien is filed against the Subleased Premises.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(f.)           Insolvency Events.  Subtenant or any guarantor or surety of Subtenant’s obligations hereunder shall:  (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Subtenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Subtenant, guarantor or surety is a corporation, partnership or other entity).

(g.)           Estoppel Certificate or Subordination Agreement.  Subtenant fails to execute any estoppel certificate or subordination agreement as required hereunder.

(h.)           Other Defaults.  Subtenant shall fail to comply with any provision of this Sublease other than those specifically referred to in this Section 44, and, except as otherwise expressly provided herein, such failure shall continue for a period of ten (10) business days after written notice thereof from Sublessor to Subtenant.

45.          ACKNOWLEDGEMENT.  Subtenant acknowledges having been advised by Sublessor that Overlandlord intends to subdivide the legal parcel on which the Building is to be located and in connection therewith the legal description of the Project will be amended to reflect the legal parcel on which the Building is located.  Under the Main Lease, Sublessor is not responsible for any expenses incurred by Overlandlord in connection with this subdivision and Subtenant shall not be responsible for any expenses incurred by Overlandlord in connection with this subdivision.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

46.           ENVIRONMENTAL SURRENDER.  Upon the expiration of the Term or earlier termination of Subtenant’s right of possession, Subtenant shall surrender the Subleased Premises to Sublessor in the same condition as received, subject to any alterations or installations permitted by Sublessor to remain in the Subleased Premises.  Subtenant shall remove all Hazardous Materials (as hereinafter defined) brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Subleased Premises during the Term by any person other than Sublessor or Overlandlord (collectively, “Subtenant HazMat Operations”) consistent with prudent commercial practices and such that no Hazardous Materials remain at the Subleased Premises in violation of Environmental Requirements and the continued presence of Hazardous Materials are not in excess of industry standards for the occupancy and re-use of the Subleased Premises for research and scientific purposes by a subsequent tenant or other occupant of the Subleased Premises.  Subtenant shall also obtain the release of all Hazardous Materials permits and authorizations issued pursuant to Environmental Requirements so the Subleased Premises are released for unrestricted use and occupancy.  The Subleased Premises shall be broom clean, ordinary wear and tear excepted.  At least 3 months prior to Subtenant’s surrender of the Subleased Premises, Subtenant shall deliver to Sublessor a plan detailing the steps Subtenant shall undertake to deliver the Subleased Premises such that any Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from the Subleased Premises during the Term by any person other than Sublessor [or Overlandlord] are removed from the Subleased Premises consistent with prudent commercial practices and such that no Hazardous Materials remain at the Subleased Premises in violation of Environmental Requirements and the continued presence of Hazardous Materials are not in excess of industry standards for the occupancy and re-use of the Subleased Premises for research and scientific purposes by a subsequent tenant or other occupant of the Subleased Premises (the “Surrender Plan”).  Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of Subtenant with respect to the Subleased Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Subleased Premises, and shall be subject to the review and approval of Sublessor’s and Overlandlord’s environmental consultant.   Sublessor agrees to conduct its review of the Surrender Plan within a reasonable period of time considering Subtenant’s anticipated surrender date.  In connection with the review and approval of the Surrender Plan, upon the request of Sublessor or Overlandlord, Subtenant shall deliver to Sublessor or its consultant such additional non-proprietary information concerning Subtenant HazMat Operations as Sublessor and Overlandlord shall request.  On or before such surrender, Subtenant shall deliver to Sublessor and Overlandlord a Detailed Divestiture Environmental Assessment (“DDESA”) consistent with a form provided by Sublessor at its option, evidencing that the approved Surrender Plan shall have been satisfactorily completed and Sublessor and Overlandlord shall have the right to cause Overlandlord’s and/or Sublessor’s environmental consultant to inspect the Subleased Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that, as of the effective date of such surrender or early termination of the Sublease, the Surrender Plan has been satisfactorily completed and Subtenant has removed all Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of at, on, under or from the Subleased Premises during the Term by any person other than Sublessor consistent with prudent commercial practices and such that no Hazardous Materials remain at the Subleased Premises in violation of Environmental Requirements and the continued presence of Hazardous Materials are not in excess of industry standards for the occupancy and re-use of the Subleased Premises for research and scientific purposes by a subsequent tenant or other occupant of the Subleased Premises.  Sublessor shall have the unrestricted right to deliver such Surrender Plan and any report by Overlandlord’s or Sublessor’s environmental consultant with respect to the surrender of the Subleased Premises to third parties.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

If Subtenant shall fail to prepare or submit a Surrender Plan approved by Sublessor and Overlandlord, or if Subtenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Sublessor or Overlandlord, shall fail to adequately address any Hazardous Materials remaining at the Subleased Premises in violation of Environmental Requirements or not consistent with prudent commercial practices such that the continued presence of Hazardous Materials are in excess of industry standards for the occupancy and re-use of the Subleased Premises for research and scientific purposes by a subsequent tenant or other occupant of the Subleased Premises, Sublessor or Overlandlord shall have the right, after reasonable written notice to Subtenant and opportunity to cure, to take such actions as Sublessor or Overlandlord, as the case may be, may deem reasonable or appropriate to assure that no Hazardous Materials remain at the Subleased Premises in violation of Environmental Requirements or contrary to prudent commercial practices and the continued presence of Hazardous Materials are not in excess of industry standards for the occupancy and re-use of the Subleased Premises for research and scientific purposes by a subsequent tenant or other occupant of the Subleased Premises, the cost of which actions shall be reimbursed by Subtenant as Supplemental Rent, without regard to the limitation set forth in the first paragraph of this Section 46.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Subtenant shall immediately return to Sublessor all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Subleased Premises furnished to or otherwise procured by Subtenant.  If any such access card or key is lost, Subtenant shall pay to Sublessor, at Sublessor’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key.  Any Subtenant’s property, alterations,  installations and property not so removed by Subtenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Sublessor at Subtenant’s expense, and Subtenant waives all claims against Sublessor for any damages resulting from Sublessor’s retention and/or disposition of such property.  All obligations of Subtenant hereunder not fully performed as of the termination of the Term, including the obligations of Subtenant under Section 47 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Subleased Premises.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

47.         ENVIRONMENTAL REQUIREMENTS.

(a.)           Prohibition/Compliance/Indemnity.  Subtenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Subleased Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Subtenant or any of Subtenant's agents, servants, employees, invitees and contractors (collectively, "Subtenant Party").  If Subtenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Subleased Premises during the Term or any holding over results in contamination of the Subleased Premises, the Project or any adjacent property or if contamination of the Subleased Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Subleased Premises by anyone other than Sublessor or Overlandlord otherwise occurs during the Term or any holding over, Subtenant hereby indemnifies and shall defend and hold Sublessor, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Subleased Premises or the Project, or the loss of, or restriction on, use of the Subleased Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination.  This indemnification of Sublessor by Subtenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Subleased Premises.  Without limiting the foregoing, if the presence of any Hazardous Materials on the Subleased Premises, the Project or any adjacent property caused or permitted by Subtenant or any Subtenant Party results in any contamination of the Subleased Premises, the Project or any adjacent property, Subtenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Subleased Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Sublessor’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Subleased Premises or the Project.  Notwithstanding anything to the contrary in this Section 47(a), Subtenant shall not be required to indemnify Sublessor for any Environmental Claims arising out of any releases of Hazardous Materials that Subtenant proves occurred prior to the Commencement Date and were not caused, contributed to or exacerbated by any act or omission of Subtenant or any Subtenant Party.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b.)           Business.  Sublessor acknowledges that it is not the intent of this Section 47 to prohibit Subtenant from using the Subleased Premises for the Permitted Use.  Subtenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements.  As a material inducement to Sublessor to allow Subtenant to use Hazardous Materials in connection with its business, Subtenant agrees to deliver to Sublessor prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Subleased Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Subleased Premises (“Hazardous Materials List”).  Subtenant shall deliver to Sublessor an updated Hazardous Materials List annually on the anniversary of the Commencement Date.  Subtenant shall deliver to Sublessor true and correct copies of the following documents (the “Haz Mat Documents”) promptly upon the receipt or submission thereof by Subtenant:  notices of actual or alleged violations of or potential responsibility under any Environmental Requirements with respect to the Subleased Premises; any Environmental Claims; correspondence received or submitted by the Subtenant relating to any actual or alleged spills, releases or threatened of Hazardous Materials on, under, to or from the Subleased Premises and any associated or required response or remedial actions; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Sublessor has given Subtenant its written consent to do so, which consent may be withheld in Sublessor’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 47 cannot be accomplished in 3 months).  Subtenant is not required, however, to provide Sublessor with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.  It is not the intent of this Section to provide Sublessor with information which could be detrimental to Subtenant’s business should such information become possessed by Subtenant’s competitors.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(c.)           Subtenant Representation and Warranty.  Subtenant hereby represents and warrants to Sublessor that Subtenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority).  If Sublessor determines that this representation and warranty was not true as of the date of this Sublease, Sublessor shall have the right to terminate this Sublease in Sublessor’s sole and absolute discretion.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(d.)           Testing.  Sublessor shall have the right to conduct annual tests of the Subleased Premises to determine whether any contamination of the Subleased Premises or the Project has occurred as a result of Subtenant’s use unless (i) Overlandlord has conducted testing during the subject year, the scope and results of which are reasonably satisfactory to Sublessor; and (ii) Overlandlord has provided copies of the test results and other associated documentation and data to Sublessor.  In connection with such testing, upon the request of Sublessor, Subtenant shall deliver to Sublessor or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Subleased Premises by Subtenant or any Subtenant Party.  If contamination has occurred for which Subtenant is liable under this Section 47, Subtenant shall pay all costs to conduct such tests.  If no such contamination is found, Sublessor shall pay the costs of such tests (which shall not constitute an Operating Expense).  Sublessor shall provide Subtenant with a copy of all third party, non-confidential reports and tests of the Subleased Premises made by or on behalf of Sublessor or received from Overlandlord during the Term without representation or warranty and subject to a confidentiality agreement.  Subtenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements other than any such environmental conditions that Subtenant proves existed prior to the Commencement Date. Subtenant shall be entitled to conduct its own tests of the Subleased Premises and the Project using third party contactors to refute any finding made by the Sublessor or Overlandlord that attributes releases of Hazardous Materials to the Subtenant.  Sublessor’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Sublessor may have against Subtenant.  Subtenant shall provide access to Overlandlord to the Subleased Premises and the Project to enable Overlandlord to carry out its rights and obligations under the Main Lease, including but not limited to, its rights to conduct testing pursuant to Section 30 of the Main Lease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(e.)           Control Areas.  Subtenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Subleased Premises), as designated by the applicable building code, for chemical use or storage.  As used in the preceding sentence, Subtenant's pro rata share of any control areas or zones located within the Subleased Premises shall be determined based on the rentable square footage that Subtenant leases within the applicable control area or zone.  For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a Subtenant's premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable Subtenant's pro rata share of such control area would be 20%.

(f.)           Underground Tanks.  If underground or other storage tanks storing Hazardous Materials located on the Subleased Premises or the Project are used by Subtenant or are hereafter placed on the Subleased Premises or the Project by Subtenant, Subtenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(g.)           Subtenant’s Obligations.  Subtenant’s obligations under this Section 47 shall survive the expiration or earlier termination of this Sublease.  During any period of time after the expiration or earlier termination of this Sublease required by Subtenant or Sublessor to complete the removal from the Subleased Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Subleased Premises and the completion of the approved Surrender Plan), Subtenant shall continue to pay the full Fixed Rent and Supplemental Rent in accordance with this Sublease for any portion of the Subleased Premises not relet by Sublessor in Sublessor’s sole discretion, which Fixed Rent and Supplemental Rent shall be prorated daily.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(h.)           Definitions.  As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Subleased Premises or the Project, or the environment, including without limitation, the following:  the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder.  As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).  As defined in Environmental Requirements, Subtenant is and shall be deemed to be the “operator” of the Subleased Premises and the “owner” of all Hazardous Materials brought on the Subleased Premises by Subtenant or any Subtenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

48.          DEFAULT BY SUBLESSOR UNDER THE MAIN LEASE.  In the event Sublessor shall default in the payment of any rental obligation under the Main Lease, Subtenant shall have the right, but not the obligation, to attempt to remedy such default.  Sublessor agrees to send promptly to Subtenant a copy of any notice of default received by the Sublessor from the Overlandlord under the Main Lease.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

49.           QUIET ENJOYMENT.  Except as otherwise provided herein, so long as Subtenant complies with all terms and provisions of this Sublease, Subtenant shall have peaceful and quiet enjoyment of the Subleased Premises against any person claiming by, through or under Sublessor; provided, however, nothing herein shall limit or prohibit Sublessor’s ability to terminate this Sublease with the consent of Overlandlord and Sublessor shall have no liability hereunder in the case of such a termination.

50.           ROOF.  Subtenant shall have the use of the roof space leasing rights granted to Sublessor pursuant to Section 43(p) of the Lease; provided, however, that Subtenant complies with all applicable provisions of the Lease (including all of Sublessor’s applicable duties, liabilities and obligations) with respect to such rights.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, Sublessor and Subtenant have hereunto executed this Sublease as of the day and year first above written.

SUBLESSOR:

PFIZER INC.

By:	[***]
	Name:	[***]
	By:	[***]

SUBLESSEE:

NEKTAR THERAPEUTICS

By:	[***]
	Name:	[***]
	By:	[***]